UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02328

Boulder Growth & Income Fund, Inc.
(Exact name of registrant as specified in charter)

Fund Administrative Services 2344 Spruce Street, Suite A Boulder, CO			80302
(Address of principal executive offices)			(Zip code)

Fund Administrative Services 2344 Spruce Street, Suite A Boulder, CO 80302
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(303) 444-5483

Date of fiscal year end:	November 30, 2009

Date of reporting period:	November 30, 2009

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

BOULDER
GROWTH & INCOME FUND, INC.

ANNUAL REPORT

BOULDER FUNDS

11.30.09

NYSE SYMBOL · BIF

BOULDER GROWTH & INCOME FUND, INC.

1	Letter from the Advisers

4	Financial Data

5	Portfolio of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

27	Report of Independent Registered Public Accounting Firm

28	Summary of Dividend Reinvestment Plan

29	Additional Information

31	Directors and Officers

LETTER FROM THE ADVISERS

Dear Shareholder:

The Boulder Growth & Income Fund (BIF) had a total return on its market price of 29.4% for the fiscal year ending 11/30/09. The total return on its net asset value (NAV) was 13.2%, compared to the S&P 500 Index which had a total return of 25.4% for the year ending 11/30/2009. The Fund’s discount narrowed from -26.3% on 11/30/08 to a discount of -15.7% on 11/30/09, explaining the superior performance of its market price compared to its performance on NAV. Performance of the Fund’s assets is best judged by looking at NAV performance, even though the performance of market price is what shareholders realize. This is the second time that BIF’s annual return on NAV has under-performed the S&P 500. However, in the seven (full) years BIA/SIA have been advisers, BIF has outperformed the S&P 500 five out of those seven. The cumulative annualized return of BIF since January 2002 has been 5.3% vs. 1.6% for the S&P 500. Since January 2002, an investment in BIF’s NAV has turned $10,000 into $14,986 while $10,000 invested in the S&P 500 would now be worth $11,324. Shareholders are better off by 32% having invested in BIF.

	3 Months	6 Months	One Year	Three Years*	Five Years*	Since
	Ended	Ended	Ended	Ended	Ended	January
Cumulative Returns	11/30/09	11/30/09	11/30/09	11/30/09	11/30/09	2002**
Boulder Growth & Income Fund (NAV)	4.4%	15.0%	13.2%	-0.2%	5.3%	5.3%
S&P 500 Index	7.9%	20.5%	25.4%	-5.8%	0.7%	1.6%
Dow Jones Industrial Average	9.7%	23.5%	21.1%	-2.7%	2.5%	3.0%
NASDAQ Composite	7.0%	21.4%	41.1%	-3.2%	1.3%	2.1%

The total returns for BIF in the table above do not include the affect of dilution on non-participating shareholders from the 12/2002 rights offering. If the affect of dilution is included, the annualized return since January 2002 would be 3.0% .

*	Annualized
**	Annualized since January 2002, when the current Advisers became investment advisers to the Fund.

Two primary drivers in BIF’s performance in 2009 were two of its large holdings: Berkshire Hathaway and Walmart, which were largely responsible for BIF’s underperformance.

For the Fund’s fiscal year, Berkshire Hathaway had a total return of -3.3%, far behind the S&P 500, which returned 25.4% . Since Berkshire currently makes up approximately 25% of the Fund’s total assets, its performance is key for the Fund. For the 3-year period ending 12/31/09, Berkshire had a total return of -9.1% vs. the S&P 500 which had a total return of -5.6% . Berkshire is currently trading around $100,000 per share, which is somewhere around 1.3 or 1.4 times its conservatively calculated book value. Historically, this is on the low end of the book value totem pole from where Berkshire typically trades. You may have heard Ben Graham’s saying, “the market is a voting machine in the short-term, but a weighing machine in the long-term.” As for the voting, with all the day traders and program trading, there are some out there voting thousands of times – every day! As for the weighing machine, the market may want to invest in a new weighing machine. Buffett announced the largest acquisition

11.30.09             ANNUAL REPORT

in Berkshire Hathaway’s fabled history: Burlington Northern Santa Fe Railroad, a $34 billion company. While hopping this train uses up most of Berkshire’s investable cash hoard, it also puts Berkshire on the tracks to increase its earning power. It’s like adding another locomotive to Berkshire’s already long and diversified train of companies. Only on Berkshire’s train, each company is its own locomotive, earning money independent of the others. The only drag on the Berkshire train was the caboose full of cash it had been dragging around while looking for an investment. The caboose of cash has been replaced by an “economic caboose.” A slower US economy is a drag on almost all US businesses. Nonetheless, recently this cash earned virtually nothing. But exchanging the caboose full of cash for Burlington Northern will help speed up the rate at which Berkshire’s book value grows.

Walmart had a total return (including dividends) of -0.5% for the year. Walmart was 6.7% of the Fund’s total assets at year-end. While Walmart was one of the Fund’s top performers in 2008, it was near the bottom of large cap stocks in terms of performance in 2009. Nonetheless, Walmart’s earnings relative to its stock price are reasonable and it remains a well run company with bright outlooks. If you’ve never shopped at Walmart, you should try it. You’ll save some money.

So, between Berkshire and Walmart, over 30% of the Fund’s investments had negative returns in 2009. We bought these companies because of their long-term viability, profitability, strong management, potential for increased earnings, and strong market shares. In our view, none of these things have changed, so we are happy holding them. It should be expected that even strong, profitable, well run companies may experience periods of under-performance versus the overall market for a year or two, or even longer.

BIF started the year with 38% of its assets in cash and cash equivalents. Cash, earning very little due to very low short-term rates, was also a drag on BIF’s performance. As we started 2009, we were just coming off a market melt-down in 2008. The first few months of 2009 continued this market melt-down. From December 1, 2008 through March 9, 2009 (about the first fiscal quarter of 2009 for BIF), the S&P 500 Index fell 17%, from 816 to 676. Less than 3 weeks later, the S&P 500 had rebounded all the way back above 832. This was an increase of 23% in the market in less than 3 weeks! Was this a “dead-cat bounce” or had we seen the market bottom? The answer was totally irrelevant. The question should have been “how are stocks valued?” Timing the markets is nearly impossible. The example above is proof. But buying fairly or under-valued stocks is not impossible. While we did buy some stocks from January 2009 all the way through April while the market was at its lows, we didn’t buy enough.

So, with BIF earning negative returns on two of its larger holdings (over 30% of the portfolio), and earning near zero on its cash, how did it manage to earn 13.2% overall? BIF had some very strong returns in other securities during the year, including Midland Holdings (up 142%), Cheung Kong Holdings (up 37%), Hang Lung Properties (up 73%), Wheelock & Co. (up 71%), Caterpillar (up 48%), and Heineken (up 48%). Some of these returns were a reflection of the very low starting point a year ago after the market had taken a dive. This is a good example of the benefits of being a long-term investor: not selling

BOULDER GROWTH & INCOME FUND, INC.                 www.boulderfunds.net

everything at the market lows. In addition, we made substantial investments in closed-end funds. We don’t necessarily view these investments as long-term holds. We still hold some of these closed-ends, but we sold off a fair amount as well. For the 6 months ending 11/30/2009, we sold off $5.67 million worth of various closed-ends with an original cost basis of $3.65 million, realizing (almost all) short-term gains of just over $2 million. On top of that, we collected dividends along the way.

Beginning in October 2009, we started putting more cash to work in utilities and in oil & gas pipeline and gathering partnerships. Overall, we invested nearly $16 million. All of these securities produce some dividend yield. One place we did not invest more money was in real estate related companies. Though the Fund has a concentration policy to invest 25% in real-estate related companies, as of year-end, Boulder Growth & Income Fund only had about 18.4% invested in these companies. We are permitted to be below this 25% threshold for defensive purposes. We view real estate as we view any other investment: with a wary eye. Too much debt, and even the best real estate investment can turn sour. So until we see some good values, we’re not in any rush to get your money invested in real estate related companies just to satisfy a “threshold.”

The Fund currently holds cash and “cash-equivalents” totaling about 23% of the Fund’s assets. As mentioned above, the markets recuperated from the March 2009 lows so fast and so furiously, we don’t expect a repeat performance in 2010. The markets have had quite a ride upward over the past 8 months. Stocks seem to be more fully valued based on earnings, but the economy is not out of the woods quite yet. Unemployment could remain high for quite some time. A high foreclosure rate in the housing market will also temper potential rebounds. We’ve tried to make investments that will perform reasonably well even in a topsy-turvy economy. In any case, among our top investment rules are: (1) Don’t lose what we already have, (2) Invest  in companies we understand with good margins, good management, and a reasonable use of debt and (3) Invest more money in our best ideas. The S&P 500 Index is trading around 1,100 which is about 20 times earnings. This is on the high end of where the S&P 500 has historically traded. So for the time being, we’re probably more likely to hold onto the cash we have unless we find something intriguing.

Sincerely

Stewart R. Horejsi	Carl D. Johns
Stewart Investment Advisers	Boulder Investment Advisers, LLC
Barbados, W.I.	Boulder, Colorado

January 14, 2010

Our website at www.boulderfunds.net is an excellent source for information on the Fund. One of the features on the website is the ability to sign up for electronic delivery of stockholder information. Through electronic delivery, you can enjoy the convenience of receiving and viewing stockholder communications, such as annual reports, distribution information and proxy statements online in addition to, but more quickly than, the hard copies you currently receive in the mail. To enroll, simply go to www.boulderfunds.net/enotify.htm. You will also find information about the Boulder Growth & Income Fund’s sister fund – the Boulder Total Return Fund – on the website.

FINANCIAL DATA [Unaudited]

	Per Share of Common Stock
	Net Asset	NYSE	Dividends
	Value	Closing Price	Paid
11/30/08	$5.90	$4.35	$0.000
12/31/08	5.84	4.66	0.000
1/31/09	5.50	4.42	0.000
2/28/09	5.05	3.89	0.000
3/31/09	5.32	3.96	0.000
4/30/09	5.67	4.36	0.000
5/31/09	5.81	4.60	0.000
6/30/09	5.82	4.52	0.000
7/31/09	6.22	4.92	0.000
8/31/09	6.40	5.27	0.000
9/30/09	6.59	5.61	0.000
10/31/09	6.50	5.39	0.000
11/30/09	6.68	5.63	0.000

Boulder Growth & Income Fund, Inc.:

•                  Ranked #1 in the Lipper Closed-End Equity Fund Performance Analysis for Core Funds for the 1-Year Ended December 31, 2008

•                  Ranked #1 in the Lipper Closed-End Equity Fund Performance Analysis for Core Funds for the 5-Years Ended December 31, 2008

Lipper and Lipper Corporate Marks are propriety trademarks of Lipper, a Reuters Company. Used by permission.

INVESTMENTS AS A % OF NET ASSETS AVAILABLE TO COMMON AND PREFERRED STOCK

Other Assets and Liabilities - (0.5%)

PORTFOLIO OF INVESTMENTS
November 30, 2009

Shares	Description	Value (Note 1)
LONG TERM INVESTMENTS 83.3%
DOMESTIC COMMON STOCKS 61.2%
Construction Machinery 0.6%
20,000	Caterpillar, Inc.	$1,167,800

Cosmetics/Personal Care 0.9%
30,000	The Procter & Gamble Co.	1,870,500

Diversified 24.9%
466	Berkshire Hathaway, Inc., Class A*	46,879,600
500	Berkshire Hathaway, Inc., Class B*	1,676,500
		48,556,100
Diversified Financial Services 1.0%
35,000	American Express Co.	1,464,050
4,300	Franklin Resources, Inc.	464,529
		1,928,579
Electric Utilities 4.7%
17,000	Allegheny Energy, Inc.	373,660
12,000	Allete, Inc.	401,280
15,000	Alliant Energy Corp.	412,200
13,000	American Electric Power Co., Inc.	418,470
33,500	Black Hills Corp.	789,595
22,000	The Empire District Electric Co.	399,080
8,000	FPL Group, Inc.	415,760
150,000	Great Plains Energy, Inc.	2,670,000
13,000	NSTAR	430,690
11,700	OGE Energy Corp.	404,820
11,000	Progress Energy, Inc.	429,990
12,000	SCANA Corp.	422,400
13,000	Southern Co.	417,170
28,000	TECO Energy, Inc.	413,000
15,200	UIL Holdings Corp.	409,792
20,000	Westar Energy, Inc.	411,800
		9,219,707
Gas 1.6%
11,000	AGL Resources, Inc.	380,050
14,000	Atmos Energy Corp.	383,460
31,000	Centerpoint Energy, Inc.	411,370
13,000	The Laclede Group, Inc.	407,030

See accompanying notes to financial statements.

Shares	Description	Value (Note 1)
Gas (continued)
11,000	Nicor, Inc.	$430,760
17,000	Piedmont Natural Gas Co., Inc.	402,900
17,000	Vectren Corp.	399,330
12,000	WGL Holdings, Inc.	377,760
		3,192,660
Healthcare Products & Services 9.1%
70,000	Becton Dickinson & Co.	5,236,000
200,000	Johnson & Johnson	12,568,000
		17,804,000
Insurance 1.0%
47,074	Fidelity National Financial, Inc.	653,858
40,000	First American Corp.	1,268,800
		1,922,658
Manufacturing 1.0%
12,000	3M Co.	929,280
60,000	General Electric Co.	961,200
		1,890,480
Pharmaceuticals 0.2%
17,000	Pfizer, Inc.	308,890

Pipelines 2.5%
29,300	Boardwalk Pipeline Partners L.P.	827,139
7,800	Buckeye Partners L.P.	411,060
17,800	El Paso Pipeline Partners L.P.	421,860
18,300	Energy Transfer Partners L.P.	792,207
27,200	Enterprise Products Partners L.P.	810,288
7,200	Kinder Morgan Energy Partners L.P.	419,472
10,300	Magellan Midstream Partners L.P.	423,330
10,300	Oneok, Inc.	412,206
8,200	Plains All American Pipeline L.P.	414,920
		4,932,482
Registered Investment Companies (RICs) 6.8%
63,802	Cohen & Steers Advantage Income Realty Fund, Inc.	360,481
881,590	Cohen & Steers REIT and Utility Income Fund, Inc.	8,472,080
127,800	Cohen & Steers Select Utility Fund, Inc.	1,800,702

See accompanying notes to financial statements.

Shares	Description	Value (Note 1)
Registered Investment Companies (RICs) (continued)
66,000	Flaherty & Crumrine/Claymore Preferred Securities Income Fund, Inc.	$834,900
135,392	Flaherty & Crumrine/Claymore Total Return Fund, Inc.	1,776,343
		13,244,506
Retail 6.9%
9,000	Suburban Propane Partners L.P.	395,100
240,000	Wal-Mart Stores, Inc.	13,092,000
		13,487,100

TOTAL DOMESTIC COMMON STOCKS (Cost $102,889,383)		119,525,462

FOREIGN COMMON STOCKS 13.2%
Australia 0.3%
983,610	ING Office Fund	522,516

Canada 0.7%
10,200	Bank of Nova Scotia	468,732
44,000	Brookfield Asset Management, Inc., Class A	923,442
		1,392,174
Hong Kong 4.4%
185,000	Cheung Kong Holdings, Ltd.	2,325,018
10,500	Guoco Group, Ltd.	122,002
600,000	Hang Lung Properties, Ltd.	2,190,954
500,000	Henderson Investment, Ltd.	38,064
104,500	Henderson Land Development Co., Ltd.	737,563
1,500,000	Midland Holdings, Ltd.	1,120,638
650,000	Wheelock & Co., Ltd.	2,100,954
		8,635,193
Japan 0.0%(1)
105	New City Residence Investment Corp.*(2)(3)	243

Netherlands 3.6%
120,000	Heineken Holding NV	4,945,194
31,663	Heineken NV	1,489,061
20,000	Unilever NV	612,781
		7,047,036

See accompanying notes to financial statements.

Shares/
Principal
Amount	Description	Value (Note 1)
New Zealand 1.8%
4,840,990	Kiwi Income Property Trust	$3,571,637

Singapore 0.7%
906,666	Ascendas Real Estate Investment Trust	1,270,905

Turkey 0.0%(1)
57,183	Dogus Ge Gayrimenkul Yatirim Ortakligi A.S.*	32,930

United Kingdom 1.7%
25,000	Diageo PLC, Sponsored ADR	1,690,250
40,000	GlaxoSmithKline PLC, Sponsored ADR	1,658,800
		3,349,050

TOTAL FOREIGN COMMON STOCKS (Cost $21,815,561)		25,821,684

AUCTION PREFERRED SECURITIES 4.3%
228	Advent Claymore Global Convertible Securities & Income Fund, Series W(2)	5,358,000
108	Gabelli Dividend & Income Trust, Series B(2)	2,538,000
26	Neuberger Berman Real Estate Securities Income Fund, Series A(2)	611,000

TOTAL AUCTION PREFERRED SECURITIES (Cost $8,981,220)		8,507,000

FOREIGN GOVERNMENT BONDS 1.4%
3,687,000 NZD	New Zealand Treasury Bond, 6.00% due 11/15/2011	2,663,981

TOTAL FOREIGN GOVERNMENT BONDS (Amortized Cost $2,796,188)		2,663,981

LIMITED PARTERNSHIPS 3.2%
5	Ithan Creek Partners, L.P.*(2)	6,213,812

TOTAL LIMITED PARTNERSHIPS (Cost $5,000,000)		6,213,812

See accompanying notes to financial statements.

Shares/
Principal
Amount	Description	Value (Note 1)
TOTAL LONG TERM INVESTMENTS (Cost $141,482,352)		$162,731,939

SHORT TERM INVESTMENTS 17.2%
DOMESTIC GOVERNMENT BONDS 16.1%
$31,500,000	United States Treasury Bills, 0.030% due 12/31/2009	31,499,213

TOTAL DOMESTIC GOVERNMENT BONDS (Amortized Cost $31,499,213)		31,499,213

MONEY MARKET FUNDS 1.1%
2,134,393	Dreyfus Treasury Cash Management Money Market Fund, Institutional Class, 7-Day Yield - 0.000%	2,134,393

TOTAL MONEY MARKET FUNDS (Cost $2,134,393)		2,134,393

TOTAL SHORT TERM INVESTMENTS (Cost $33,633,606)		33,633,606

TOTAL INVESTMENTS 100.5% (Cost $175,115,958)		196,365,545

OTHER ASSETS AND LIABILITIES (0.5%)		(1,044,130)

TOTAL NET ASSETS AVAILABLE TO COMMON AND PREFERRED STOCK 100.0%		195,321,415

AUCTION MARKET PREFERRED STOCK (AMPS) REDEMPTION VALUE		(25,000,000)

TOTAL NET ASSETS AVAILABLE TO COMMON STOCK		$170,321,415

*	Non income producing security.
(1)	Less than 0.05% of Total Net Assets Available to Common and Preferred Stock.
(2)

Fair valued security under procedures established by the Fund’s Board of Directors. Total market of fair valued securities as of November 30, 2009 is $14,721,055, or 7.54% of Total Net Assets Available to Common and Preferred Stock.

(3)	On October 9, 2008, the company declared bankruptcy.

Percentages are stated as a percent of Total Net Assets Available to Common and Preferred Stock.

See accompanying notes to financial statements.

Common Abbreviations:

ADR - American Depositary Receipt

A.S. - Anonim Sirketi (Turkish: Joint Stock Company)

L.P. - Limited Partnership

Ltd. - Limited

NV - Naamloze Vennootchap is the Dutch term for a public limited liability corporation

NZD - New Zealand Dollar

PLC - Public Limited Company

For Fund compliance purposes, the Fund’s industry and/or geography classifications refer to any one of the industry/geography sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund Management. This definition may not apply for purposes of this report, which may combine industry/geography sub-classifications for reporting ease. Industries/geographies are shown as a percent of net assets available to common and preferred shares. These industry/geography classifications are unaudited.

See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2009

ASSETS:
Investments, at value (Cost $175,115,958) (Note 1)	$196,365,545
Foreign currency, at value (Cost $2,950,789)	2,863,248
Receivable for investments sold	233,468
Dividends and interest receivable	236,495
Prepaid expenses and other assets	6,743
Total Assets	199,705,499

LIABILITIES:
Payable for investments purchased	4,020,966
Investment co-advisory fees payable (Note 2)	200,337
Legal and audit fees payable	54,952
Administration and co-administration fees payable (Note 2)	42,220
Accumulated undeclared dividends on Taxable Auction Market Preferred Stock (Note 5)	21,758
Printing fees payable	15,358
Custody fees payable	5,684
Directors’ fees and expenses payable (Note 2)	1,678
Accrued expenses and other payables	21,131
Total Liabilities	4,384,084
FUND TOTAL NET ASSETS	$195,321,415

TAXABLE AUCTION MARKET PREFERRED STOCK:
$0.01 par value, 10,000 shares authorized, 1,000 shares outstanding, liquidation preference of $25,000 per share (Note 5)	25,000,000
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$170,321,415

NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS) CONSIST OF:
Par value of common stock (Note 4)	$254,956
Paid-in capital in excess of par value of common stock	149,092,276
Overdistributed net investment income	(237,057)
Accumulated net realized loss on investments sold and foreign currency related transactions	(11,551)
Net unrealized appreciation on investments and foreign currency related transactions	21,222,791
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$170,321,415

Net Asset Value, $170,321,415/25,495,585 common stock outstanding	$6.68

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
For the Year Ended November 30, 2009

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $35,500)	$2,443,578
Interest and other income	277,264
Total Investment Income	2,720,842

EXPENSES:
Investment co-advisory fee (Note 2)	2,197,040
Administration and co-administration fees (Note 2)	475,949
Legal and audit fees	110,613
Directors’ fees and expenses (Note 2)	76,687
Printing fees	75,881
Preferred stock broker commissions and auction agent fees	35,387
Transfer agency fees	26,354
Insurance expense	26,128
Custody fees	16,185
Other	107,204
Total Expenses	3,147,428
Fees waived by administrator (Note 2)	(2,921)
Net Expenses	3,144,507
Net Investment loss	(423,665)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investment securities	456,403
Foreign currency related transactions	36,193
492,596
Net change in unrealized appreciation on:
Investment securities	20,294,967
Foreign currency related transactions	63,512
20,358,479

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	20,851,075
LESS: PREFERRED STOCK DISTRIBUTIONS:
From net investment income	(159,284)
From book return of capital	(283,025)
Total Preferred Stock Distributions	(442,309)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,985,101

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	November 30, 2009	November 30, 2008
OPERATIONS:
Net investment income/(loss)	$(423,665)	$1,337,860
Net realized gain/(loss) on investments	492,596	(989,425)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	20,358,479	(37,366,931)
Net Increase/(Decrease) in Net Assets Resulting from Operations	20,427,410	(37,018,496)

DISTRIBUTIONS: PREFERRED STOCK (NOTE 5):
From net investment income	(159,284)	(31,439)
From book return of capital	(283,025)	(1,049,569)
Total Distributions: Preferred Stock	(442,309)	(1,081,008)

Net Increase/(Decrease) in Net Assets Resulting From Operations Applicable to Common Stockholders	19,985,101	(38,099,504)

DISTRIBUTIONS: COMMON STOCK (NOTE 9)
From tax return of capital	—	(24,010,394)
Total Distributions: Common Stock	—	(24,010,394)

CAPITAL SHARE TRANSACTIONS:
Proceeds from rights offering (Note 10)	—	76,166,564
Expenses incurred for rights offering (Note 10)	—	(142,294)
Net asset value of shares issued in connection with the reinvestment of dividends from net investment income, distributions from net realized gains and tax return of capital	—	635,633
Total Capital Share Transactions	—	76,659,903
Net Increase in Net Assets	19,985,101	14,550,005

NET ASSETS:
Beginning of year	175,336,314	160,786,309
End of year (including overdistributed net investment income of $(237,057) and $0, respectively)	195,321,415	175,336,314
Taxable Auction Market Preferred Stock Redemption Value	(25,000,000)	(25,000,000)
Net Assets Applicable to Common Stockholders	$170,321,415	$150,336,314

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
For a Common Share Outstanding Throughout Each Period.

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

	For the Years Ended November 30,
	2009	2008	2007		2006		2005
OPERATING PERFORMANCE:
Net Asset Value - Beginning of Year	$5.90	$8.92	$9.08		$8.00		$7.58

Income/(Loss) from Investment Operations
Net investment income/(loss)(a)	(0.02)	0.07	0.25		0.40		0.04
Net realized and unrealized gain/(loss) on investments	0.82	(1.77)	1.06		1.51		0.39
Total from Investment Operations	0.80	(1.70)	1.31		1.91		0.43

Distributions: Preferred Stock(c)
Dividends paid from net investment income(a)	(0.01)	(0.00) (b)	(0.11)		(0.11)		(0.01)
Dividends paid from net realized capital gains(a)	—	—	(0.00	)(b)	—		—
Dividends paid from tax return of capital(a)	(0.01)	(0.05)	—		—		—
Change in accumulated undeclared dividends on AMPS*	—	—	—		(0.00	)(b)	(0.00	)(b)
Total Preferred Stock Distributions	(0.02)	(0.05)	(0.11)		(0.11)		(0.01)
Net Increase/(Decrease) from Operations Applicable to Common Stock	0.78	(1.75)	1.20		1.80		0.42

Distributions: Common Stock
Dividends paid from net investment income	—	—	(0.57)		(0.35)		—
Distributions paid from net realized capital gains	—	—	(0.03)		—		—
Distributions paid from tax return of capital	—	(1.27)	(0.75)		(0.37)		—
Total Distributions Paid to Common Stockholders	—	(1.27)	(1.35)		(0.72)		—
Dilutive Impact of Capital Share Transactions	—	—	(0.01)		—		—
Net increase/(Decrease) in Common Net Asset Value	0.78	(3.02)	(0.16)		1.08		0.42
Common Share Net Asset Value - End of Year	$6.68	$5.90	$8.92		$9.08		$8.00
Common Share Market Value - End of Year	$5.63	$4.35	$9.16		$10.45		$6.96

Total Return, Common Share Net Asset Value(d)	13.2%	(21.8)%	12.5%		23.5%		5.5%
Total Return, Common Share Market Value(d)	29.4%	(43.9)%	0.3%		63.3%		5.0%

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS:
Net Operating Expenses	2.08%	2.11%	2.65%		2.47%		2.24%
Operating Expenses including interest expense	—	—	—		—		3.00%
Gross Operating Expenses	2.08%	2.12%	2.68%		2.52%		3.06%
Net Investment Income/(Loss)(e)	(0.39)%	0.18%	1.52%		3.44%		0.55%

SUPPLEMENTAL DATA:
Portfolio Turnover Rate	22%	24%	49%		35%		41%
Net Assets Applicable to Common Stockholders, End of Year (000s)	$170,321	$150,336	$135,786		$103,104		$90,673
Number of Common Shares Outstanding at End of Year (in 000s)	25,496	25,496	15,226		11,353		11,328
Ratio of Operating Expenses to Total Average Net Assets Including AMPS*	1.79%	1.80%	2.16%		1.96%		2.46%

Financial Highlights footnotes continued on page 15.

See accompanying notes to financial statements.

*	Taxable Auction Market Preferred Shares (“AMPS”).
(a)	Calculated based on the average number of common shares outstanding during each fiscal year.
(b)	Amount represents less than $0.01 per common share.
(c)	On October 17, 2005, the Fund issued 1,000 shares of AMPS.
(d)

Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted.

(e)	The net investment income ratio reflects income net of operating expenses and payments and change in undeclared dividends to AMPS.

The table below sets out information with respect to Taxable Auction Market Preferred Stock currently outstanding.(1)

				Involuntary	Average
			Asset	Liquidating	Market
	Liquidation	Total Shares	Coverage	Preference	Value
	Value (000)	Outstanding (000)	Per Share(2)	Per Share(3)	Per Share(3)
11/30/09	$25,000	1	$195,343	$25,000	$25,000
11/30/08	25,000	1	175,375	25,000	25,000
11/30/07	25,000	1	160,830	25,000	25,000
11/30/06	25,000	1	128,167	25,000	25,000
11/30/05	25,000	1	115,673	25,000	25,000

(1)	See Note 5 in Notes to Financial Statements.
(2)	Calculated by subtracting the Fund’s total liabilities (excluding accumulated unpaid distributions on AMPS) from the Fund’s total assets and dividing by the number of AMPS outstanding.
(3)	Excludes accumulated undeclared dividends.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
November 30, 2009

NOTE 1.                SIGNIFICANT ACCOUNTING POLICIES

Boulder Growth & Income Fund, Inc. (the “Fund”), is a non-diversified, closed-end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles (“GAAP”) in the United States of America.

Portfolio Valuation: The net asset value of the Fund’s common shares is determined by the Fund’s co-administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund’s net assets attributable to common stock by the number of common shares outstanding. The value of the Fund’s net assets attributable to common shares is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of the outstanding Taxable Auction Market Preferred Stock. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange or the NASDAQ Official Close Price on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value, and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent sources. Investments for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the investment are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less at the time of purchase, are valued at amortized cost.

The Fund has adopted the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), issued in June 2009. The Fund follows the provisions of ASC 820, “Fair Value Measurements and Disclosures” (“ASC 820”). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Under certain circumstances, fair value may equal the mean between the bid and asked prices. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

NOTES TO FINANCIAL STATEMENTS
November 30, 2009

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the year ended November 30, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: discounted future cash flow models, weighted average of last available trade prices, multi-dimensional relational pricing model, and underlying security.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments carried at fair value:

		Level 2 -	Level 3 -
Investments in	Level 1 -	Significant	Significant
Securities at Value	Quoted Prices	Observable Inputs	Unobservable Inputs	Total
Domestic Common Stocks	$119,525,462	$—	$—	$119,525,462
Foreign Common Stocks	25,821,441	—	243	25,821,684
Auction Preferred Securities	—	8,507,000	—	8,507,000
Foreign Government Bonds	—	2,663,981	—	2,663,981
Limited Partnerships	—	—	6,213,812	6,213,812
Short Term Investments	33,633,606	—	—	33,633,606
Total	$178,980,509	$11,170,981	$6,214,055	$196,365,545

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments			Change in unrealized	Net	Transfer in	Balance
in Securities	Balance as	Realized	appreciation/	purchases/	and/or	as of
at Value	of 12/1/2008	gain/(loss)	(depreciation)	(sales)	out of Level 3	11/30/2009
Foreign Common Stocks	$4,559	$—	$(4,316)	$—	$—	$243
Limited Partnerships	5,054,484	—	1,159,328	—	—	6,213,812
Total	$5,059,043	$—	$1,155,012	$—	$—	$6,214,055

Net unrealized appreciation, shown on the reconciliation of Level 3 securities, is included in the Statement of Operations in Net change in unrealized appreciation on investment se-

NOTES TO FINANCIAL STATEMENTS
November 30, 2009

curities. Additionally, the Net change in unrealized appreciation for all Level 3 securities still held as of November 30, 2009, is included on the Statement of Operations in Net change in unrealized appreciation on investment securities.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded using the interest method.

The actual amounts of dividend income and return of capital received from investments in real estate investment trusts (“REITS”) and registered investment companies (“RICS”) at calendar year-end are determined after the end of the fiscal year. The Fund therefore estimates these amounts for accounting purposes until the actual characterization of REIT and RIC distributions is known. Distributions received in excess of the estimate are recorded as a reduction of the cost of investments. During the year ended November 30, 2009, the Fund received dividends from RICs of $1,085,242. It is estimated that $482,417 of these dividends were return of capital.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated in U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions.

Foreign currency related transactions reflected in the Statement of Operations result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The realized and unrealized currency fluctuation component of investments is included in Net realized gain on investment securities and Net change in unrealized appreciation on investment securities, respectively, in the Statement of Operations.

Repurchase Agreements: The Fund may engage in repurchase agreement transactions. The Fund’s management reviews and approves periodically the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. The Fund had no outstanding repurchase agreements as of November 30, 2009.

Lending of Portfolio Securities: The Fund may participate in securities lending arrangements. To do so, the Fund would engage a lending agent to loan securities to qualified brokers and dealers in exchange for negotiated lenders’ fees. As of November 30, 2009, the Fund was not participating in any securities lending arrangements.

NOTES TO FINANCIAL STATEMENTS
November 30, 2009

Dividends and Distributions to Stockholders: Dividends to common stockholders will be declared in such a manner as to avoid the imposition of the 4% excise tax described in “Federal Income Taxes” below. The stockholders of Taxable Auction Market Preferred Stock (“AMPS”) are entitled to receive cumulative cash dividends as declared by the Fund’s Board of Directors. Distributions to stockholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to stockholders at least annually. Any net realized long-term capital gains may be distributed to stockholders at least annually or may be retained by the Fund as determined by the Fund’s Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund’s stockholders as a credit against their own tax liabilities.

Prior to November 10, 2008, it was the policy of the Fund to declare quarterly and pay monthly distributions to common stockholders (the “Policy”). In an effort to maintain a stable distribution amount, the Fund could have paid distributions consisting of net investment income, realized capital gains and tax return of capital. Tax return of capital represents a return of a stockholder’s original investment in Fund shares and should not be considered yield by investors in the Fund. To the extent stockholders receive a tax return of capital they are required to adjust their cost basis by the same amount upon the sale of their Fund shares. An IRS Form 1099-DIV will be sent to stockholders indicating the tax characteristic of any distributions they receive and exactly how much is from ordinary income, if any, capital gains, if any, and return of capital, if any. Stockholders should seek their own tax advice regarding the reporting of income, the gain or loss on the sale of Fund shares.

The Fund’s Policy was suspended, as approved by the Board of Directors, at the regular meeting held November 10, 2008.

Use of Estimates: The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Federal Income Taxes: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of subchapter M of the Internal Revenue Code by distributing substantially all of its earnings to its stockholders. Accordingly, no provision for federal income or excise taxes has been made.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including temporary differences, (2) the attribution of expenses against

NOTES TO FINANCIAL STATEMENTS
November 30, 2009

certain components of taxable investment income, and (3) federal regulations requiring proportional allocation of income and gains to all classes of Stockholders. The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years.

The Fund follows ASC 740 “Income Taxes” (“ASC 740”), which requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of ASC 740. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statue of limitations on the Fund’s federal tax filings remains open for the fiscal years ended November 30, 2005 through November 30, 2009. The statute of limitation on the Fund’s state tax filings remains open for the fiscal years ended November 30, 2004 through November 30, 2009.

NOTE 2.                                               INVESTMENT CO-ADVISORY FEES, DIRECTORS’ FEES, CO-ADMINISTRATION FEE, CUSTODY FEE AND TRANSFER AGENT FEE

Boulder Investment Advisers, L.L.C. (“BIA”) and Stewart Investment Advisers (“SIA”) serve as the Fund’s co-investment advisers (the “Advisers”). The Fund pays the Advisers a monthly fee at an annual rate of 1.25% of the value of the Fund’s average monthly total net assets plus principal amount of leverage, if any. At the February 9, 2009 Board of Directors meeting, the Advisers agreed to a waiver of advisory fees such that, in the future, the advisory fees would be calculated at the annual rate of 1.25% on assets up to $400 million, 1.10% on assets between $400-$600 million and 1.00% on assets exceeding $600 million. This fee waiver has a one year term and is renewable annually at the option of the Advisers. The waiver is not subject to recapture. As the Fund’s assets did not exceed $400 million at any time during the fiscal year ended November 30, 2009, there was no fee waiver for that period. The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company (“EALLC”), and the Lola Brown Trust No. 1B (the “Lola Trust”), each of which is considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act. Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. SIA receives a monthly fee equal to 75% of the fees earned by the Advisers, and BIA receives 25% of the fees earned by the Advisers. The equity owner of SIA is the Stewart West Indies Trust, considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act.

Fund Administrative Services, LLC (“FAS”) serves as the Fund’s co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund. The Fund pays FAS a monthly fee calculated at an annual rate of 0.20% of the value of the Fund’s average monthly total net assets plus leverage up to $250 million; 0.18% of the Fund’s average monthly total net assets plus leverage on the next $150 million; and, 0.15% on the value of the Fund’s average monthly total net assets plus leverage over $400 million. Notwithstanding, FAS has agreed to cap the Fund’s total administration

NOTES TO FINANCIAL STATEMENTS
November 30, 2009

costs at 0.30% (including administration, co-administration, transfer agent and custodian fees). As such, FAS has agreed to waive a portion of its fee based on total net assets (including leverage) should the total monthly administration expenses exceed 0.30% . The equity owners of FAS are EALLC and the Lola Trust.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co-administrator. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly. Fees paid to ALPS are calculated based on combined assets of the Fund, the Boulder Total Return Fund, Inc., The Denali Fund Inc., and First Opportunity Fund, Inc. (the “Fund Group”). ALPS receives the greater of the following, based on combined assets of the Fund Group: an annual minimum of $460,000, or an annualized fee of 0.045% on assets up to $1 billion, an annualized fee of 0.03% on assets between $1 and $3 billion, and an annualized fee of 0.02% on assets above $3 billion.

The Fund pays each Director who is not a director, officer, employee, or affiliate of the Advisers or FAS a fee of $8,000 per annum, plus $3,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Bank of New York Mellon (“BNY Mellon”) servers as the Fund’s custodian and as compensation for BNY Mellon’s services the Fund pays BNY Mellon a monthly fee plus certain out-of-pocket expenses.

PNC Global Investment Servicing (“PNC GIS”) serves as the Fund’s Common Stock Servicing Agent (transfer agent), dividend-paying agent and registrar, and as compensation for PNC GIS’s services as such, the Fund pays PNC GIS a monthly fee plus certain out-of-pocket expenses.

Deutsche Bank Trust Company Americas (“Auction Agent”), a wholly owned subsidiary of Deutsche Bank AG, serves as the Fund’s Preferred Stock transfer agent, registrar, dividend disbursing agent and redemption agent.

NOTE 3.                SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short term securities during the year ended November 30, 2009 were $51,676,978 and $27,821,810, respectively.

On November 30, 2009, based on cost of $175,363,098 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $26,907,379 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $5,904,932 resulting in net unrealized appreciation of $21,002,447.

NOTES TO FINANCIAL STATEMENTS
November 30, 2009

NOTE 4.                CAPITAL

At November 30, 2009, 249,990,000 of $0.01 par value common stock were authorized, of which 25,495,585 were outstanding.

Transactions in common stock were as follows:

	For the Year Ended	For the Year Ended
	November 30, 2009	November 30, 2008
Common stock outstanding – beginning of period	25,495,585	15,226,099
Common stock issued as reinvestment of dividends	—	86,790
Rights Offering	—	10,182,696
Common stock outstanding – end of period	25,495,585	25,495,585

NOTE 5.                TAXABLE AUCTION MARKET PREFERRED STOCK

The Fund’s Articles of Incorporation authorize the issuance of up to 10,000 shares of $0.01 par value Auction Market Preferred Stock (“AMPS”). On October 17, 2005, the Fund issued 1,000 AMPS. AMPS are senior to common stock and result in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common stockholders. Dividends on the AMPS are cumulative. The Fund’s AMPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon (“Liquidation Value”) and have no mandatory retirement date. An auction of the AMPS is generally held every 28 days. Existing stockholders may submit an order to hold, bid or sell shares on each auction date. AMPS stockholders may also trade shares in the secondary market.

In February 2008, the auction market across almost all closed-end funds became illiquid resulting in failed auctions for the Fund’s AMPS. A failed auction is not an event of default for the Fund but it has a negative impact on the liquidity of the AMPS. A failed auction occurs when there are more sellers of a fund’s AMPS than buyers. It is impossible to predict how long this imbalance will last. A successful auction for the Funds’ AMPS may not occur for some time, if ever, and even if liquidity does resume, holders of AMPS may not have the ability to sell the AMPS at their liquidation preference. As such, the Fund continues to pay dividends on the AMPS at the maximum rate (set forth in the Fund’s Articles Supplementary, the governing document for the AMPS). The Fund’s maximum rate is set at the greater of 1.25% of 30-day LIBOR or 30-day LIBOR plus 125 basis points.

The Fund may redeem AMPS, in whole or in part, on the second business day preceding any distribution payment date at Liquidation Value. The Fund is subject to certain restrictions relating to the AMPS. Specifically, the Fund is required under the 1940 Act to maintain an asset coverage with respect to the AMPS of 200% or greater. The Fund is also required to maintain certain coverage amounts for Fitch and Moody’s (“rating agencies”). Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common stockholders or repurchasing common stock

NOTES TO FINANCIAL STATEMENTS
November 30, 2009

and/or could trigger the mandatory redemption of AMPS at Liquidation Value. The Fund was in compliance with these requirements as of November 30, 2009. The holders of AMPS are entitled to one vote per share and will vote with holders of common stock as a single class, except that the AMPS will vote separately as a class on certain matters, as required by law or the Fund’s charter. The holders of the AMPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on AMPS for two consecutive years.

In connection with the settlement of each AMPS auction, the Fund pays, through the Auction Agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the AMPS held by the broker-dealer’s customers. Prior to February 19, 2009 the Fund paid at an annual rate of 0.25% and upon this date the annual rate was reduced to 0.05% until further notice from the Fund. These fees are paid for failed auctions as well.

On November 30, 2009, 1,000 shares of AMPS were outstanding at the annual rate of 1.49%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stockholders. While the Fund expects to earn a higher return on its assets than the cost associated with the AMPS, including expenses, there can be no assurance that such results will be attained.

NOTE 6.                PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

The Fund operates as a “non-diversified” investment company, as defined in the 1940 Act. As a result of being “non-diversified”, with respect to 50% of the Fund’s portfolio, the Fund must limit to 5% the portion of its assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of the Fund’s portfolio, although no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. The Fund may hold a substantial position (up to 25% of its assets) in the common stock of a single issuer. As of November 30, 2009, the Fund held approximately 25% of its assets in Berkshire Hathaway, Inc., as a direct result of the market appreciation of the issuer since the time of purchase. Thus, the volatility of the Fund’s common stock, and the Fund’s net assets value and its performance in general, depends disproportionately more on the performance of this single issuer than that of a more diversified fund.

The Fund has no restrictions on its ability to invest in foreign securities. Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the Advisers may not be able to sell the Fund’s

NOTES TO FINANCIAL STATEMENTS
November 30, 2009

portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

At the April, 2007 Annual Meeting of Stockholders, stockholders approved a proposal to change the Fund’s industry concentration policy so that the Fund must invest more than 25% of its assets in “real estate related companies” rather  than solely in real estate investment trusts (REITs).

The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a “non-diversified” fund. As a result, the Fund is subject to a greater risk of loss than a diversified fund or a fund that has diversified its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund’s net asset value reflecting fluctuation in the value of large Fund holdings. Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks. Common stocks include dividend-paying closed-end funds and REITs. The portion of the Fund’s assets that are not invested in common stocks may be invested in fixed income securities and cash equivalents. The term “fixed income securities” includes RICs whose objective is income, REITs, bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

NOTE 7.                SIGNIFICANT STOCKHOLDERS

On November 30, 2009, trusts and other entities affiliated with Stewart R. Horejsi and the Horejsi family owned 5,844,323 shares of Common Stock of the Fund, representing approximately 22.92% of the total Fund shares. Stewart R. Horejsi is the primary portfolio manager for SIA and is the Fund’s primary portfolio manager. He is responsible for the day-to-day strategic management of the Fund.

NOTE 8.                SHARE REPURCHASE PROGRAM

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time effect redemptions and/or repurchases of its AMPS and/or its common stock, in the open market or through private transactions; at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the years ended November 30, 2009 and November 30, 2008, the Fund did not repurchase any of its own stock.

NOTES TO FINANCIAL STATEMENTS
November 30, 2009

NOTE 9.                TAX BASIS DISTRIBUTIONS

As determined on November 30, 2009, permanent differences resulting primarily from different book and tax accounting for gains and losses on foreign currency and certain other investments were reclassified at fiscal year-end. These reclassifications had no effect on net increase in net assets resulting from operations, net assets applicable to common stockholders or net asset value per common share outstanding.

Ordinary income and long-term capital gains are allocated to common stockholders after payment of the available amounts on any outstanding AMPS. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income and long-term capital gains after allocation to any outstanding AMPS, these distributions are treated as a tax return of capital. Additionally, to the extent that the amount distributed on any outstanding AMPS exceeds the amount of available ordinary income and long-term capital gains, these distributions are treated as a tax return of capital.

Permanent book and tax basis differences of $345,892, $(398,818) and $52,926 were reclassified at November 30, 2009 among undistributed net investment loss, accumulated net realized losses on investments and paid-in-capital, respectively, for the Fund.

The tax character of distributions paid during the years ended November 30, 2009 and November 30, 2008 was as follows:

	Year Ended	Year Ended
	November 2009	November 2008
Distributions paid from:
Ordinary Income	$365,767	$31,439
Long-Term Capital Gain	—	—
Tax Return of Capital	76,542	25,059,963
	$442,309	$25,091,402

During the year ended November 30, 2009, the Fund used capital loss carryovers of $206,483.

As of November 30, 2009, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Unrealized Appreciation	$20,975,651
Cumulative Effect of Other Timing Differences	$(1,468)
$20,974,183

The difference between book and tax basis distributable earnings is attributable primarily to temporary differences related to mark to market of passive foreign investment companies and partnership book and tax differences.

NOTES TO FINANCIAL STATEMENTS
November 30, 2009

NOTE 10.              OTHER INFORMATION

Rights Offerings: In 2007 the Fund commenced a non-transferable rights offering which permitted stockholders to acquire one new common share of the Fund for every three shares held on the record date at a subscription price equal to the net asset value (“NAV”) per common share at the close of trading on the expiration date of the offering. The record date for determining stockholders eligible to participate in the rights offering was August 1, 2007. The subscription period was from August 13, 2007 to September 14, 2007. The price for the shares issued through the rights offering was calculated based on the NAV on the expiration date of the offering, which was determined to be $8.67. The rights offering was fully subscribed and the Fund issued 3,801,119 new shares at a price of $8.67 per share. The total gross proceeds to the Fund were $32,953,816. The expense associated with the rights offering totaled $162,591.

On May 5, 2008 the Fund’s Board of Directors approved a non-transferable rights offering which permitted stockholders to acquire one new common share of the Fund for every three rights held on the record date at a subscription price equal to the net asset value “NAV” per share of common stock at the close of trading on the expiration date of the offering. The record date for determining stockholders eligible to participate in the rights offering was May 15, 2008. The subscription period was from May 23, 2008 to June 20, 2008. The subscription price for each newly issued share was determined to be $7.48, the Fund’s NAV at the close of trading on Friday, June 20, 2008. The total gross proceeds to the Fund were $76,166,564, and the Fund issued 10,182,696 new shares. The expenses associated with the rights offering totaled $142,294.

NOTE 11.              RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In June 2009, the FASB issued ASC 105 (formerly FASB Statement 168), Generally Accepted Accounting Principles, establishing the FASB Accounting Standards CodificationTM (ASC) as the source of GAAP to be applied by nongovernmental entities. FASB ASC 105 is effective for annual and interim periods ending after September 15, 2009, and the Fund has updated its references to GAAP in this report in accordance with the provisions of this pronouncement. The implementation of FASB ASC 105 did not have a material effect on its financial position or results of operations.

In April 2009, the FASB issued FASB ASC 820-10-65 (formerly FASB Staff Position No. FAS 157-4), Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. This standard applies to all assets and liabilities within the scope of accounting pronouncements that require or permit fair value measurements, with certain defined exceptions, and provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased. ASC 820-10-65 is effective for interim reporting periods ending after June 15, 2009. The implementation of ASC 820-10-65 did not have a material effect on the Fund’s financial position or results of operations.

NOTE 12.              SUBSEQUENT EVENTS

Management has performed a review for subsequent events through January 26, 2010, the date this report was issued. There were no reportable events for the Fund as a result of their review.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
November 30, 2009

To the Stockholders and Board of Directors of Boulder Growth & Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Boulder Growth & Income Fund, Inc., including the portfolio of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Boulder Growth & Income Fund, Inc. for the year ended November 30, 2005 were audited by other auditors whose report, dated January 13, 2006, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boulder Growth & Income Fund, Inc. as of November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

January 26, 2010

Denver, Colorado

SUMMARY OF DIVIDEND REINVESTMENT PLAN [Unaudited]
November 30, 2009

Registered holders (“Common Stockholders”) of common shares (the “Common Shares”) are automatically enrolled (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) whereupon all distributions of income, capital gains or managed distributions (“Distributions”) are automatically reinvested in additional Common Shares. Common Stockholders who elect to not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholders of record (or if the stocks are held in street name or other nominee name, then the nominee) by the custodian, as dividend disbursing agent.

PNC Global Investment Servicing (the “Agent”) serves as Agent for each Participant in administering the Plan. After the Fund declares a Distribution, if (1) the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions on the payment date for a Distribution, Participants will be issued Common Shares at the higher of net asset value per Common Share or 95% of the market price per Common Share on the payment date; or if (2) the net asset value per Common Share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent shall apply the amount of such Distribution to purchase Common Shares on the open market and Participants will receive the equivalent in Common Shares valued at the weighted average market price (including brokerage commissions) determined as of the time of the purchase (generally, following the payment date of the Distribution). If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Shares as of the payment date, the purchase price paid by the Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if such Distribution had been paid in Common Shares issued by the Fund. If the Agent is unable to invest the full Distribution amount in purchases in the open market or if the market discount shifts to a market premium during the purchase period than the Agent may cease making purchases in the open market the instant the Agent is notified of a market premium and may invest the uninvested portion of the Distribution in newly issued Common Shares at the net asset value per Common Share at the close of business provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Distribution will be divided by 95% of the market price on the payment date. The Fund will not issue Common Shares under the Plan below net asset value.

There is no charge to Participants for reinvesting Distributions, except for certain brokerage commissions, as described below. The Agent’s fees for the handling of the reinvestment of Distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchase in connection with the reinvestment of Distributions. The automatic reinvestment of Distributions will not relieve Participants of any federal income tax that may be payable on such Distributions. The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to Common Stockholders of the Fund.

Participants in the Plan may (i) request a certificate, (ii) request to sell their shares, or (iii) withdraw from the Plan upon written notice to the Agent or by telephone in accordance with the specific procedures and will receive certificates for whole Common Shares and cash for fractional Common Shares.

All correspondence concerning the Plan should be directed to the Agent, PNC Global Investment Servicing, P.O. Box 43027, Providence, RI 02940-3027. To receive a full copy of the Fund’s Dividend Reinvestment Plan, please contact the Agent at 1-800-331-1710.

ADDITIONAL INFORMATION [Unaudited]
November 30, 2009

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (1) on the Fund’s website located at http://www.boulderfunds.net; (2) on the SEC’s website at http://www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to portfolio securities held by the Fund are available on the Fund’s website located at http://www.boulderfunds.net. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.sec.gov.

Senior Officer Code of Ethics. The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at http://www.boulderfunds.net.

Privacy Statement. Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Directors of the Boulder Growth & Income Fund, Inc. (the “Fund”) have established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or US mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or US mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

Tax Information. Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended November 30, 2009, 100% qualify for the dividend received deduction available to corporate stockholders.

The amount of long-term capital gains paid for the fiscal year ended November 30, 2009 was $0.

For the fiscal year ended November 30, 2009, 100% of the taxable investment income qualifies for the 15% dividend tax rate.

DIRECTORS AND OFFICERS [Unaudited]
November 30, 2009

Set forth in the following table is information about the Directors of the Fund, together with their address, age, position with the Fund, term of office, length of time served and principal occupation during the last five years.

INDEPENDENT DIRECTORS

			Number of
			Funds in
			Fund
	Position, Length	Principal Occupation(s) and	Complex
Name,	of Term Served,	Other Directorships held During	Overseen by
Address*, Age	and Term of Office	the Past Five Years	Director†
Joel W. Looney Chairman Age: 48	Director of the Fund (Class II) since 2002. Chairman of the Board since 2003.	Partner (since 1999), Financial Management Group, LLC (investment adviser); Director and Chairman (since 2007 ), The Denali Fund Inc.; Director (since 2001), Boulder Total Return Fund, Inc.; Director and Chairman (since 2003), First Opportunity Fund, Inc.	4

Dr. Dean L. Jacobson Age: 71	Director of the Fund (Class I) since 2006.	Founder and President (since 1989), Forensic Engineering, Inc. (engineering investigations); Professor Emeritus (since 1997), Arizona State University; Director (since 2007), The Denali Fund Inc.; Director (since 2004) Boulder Total Return Fund, Inc.; Director (since 2003), First Opportunity Fund, Inc.	4

Richard I. Barr Age: 72	Director of the Fund (Class III) since 2002.	Retired (since 2001). Manager (1963-2001), Advantage Sales and Marketing, Inc. (food brokerage); Director (since 2007), The Denali Fund Inc.; Director (since 1999) and Chairman (since 2003), Boulder Total Return Fund, Inc.; Director (since 2001), First Opportunity Fund, Inc.	4

INTERESTED DIRECTORS**

			Number of
			Funds in
			Fund
	Position, Length	Principal Occupation(s) and	Complex
Name,	of Term Served,	Other Directorships held During	Overseen by
Address*, Age	and Term of Office	the Past Five Years	Director†
Susan L. Ciciora Age: 45	Director of the Fund (Class III) since 2006.	Trustee (since 1994), Lola Brown Trust No. 1B and the Ernest Horejsi Trust No. 1B (since 1992); Director (since 1997), Horejsi Charitable Foundation, Inc. (private charitable foundation); Director (since 2007), The Denali Fund Inc.; Director (since 2001), Boulder Total Return Fund, Inc.; Director (since 2003), First Opportunity Fund, Inc.	4

John S. Horejsi Age: 42	Director of the Fund (Class I) since 2004.	Director (since 1997), Horejsi Charitable Foundation (private charitable foundation); Director (since 2007), The Denali Fund Inc.; Director (since 2006), Boulder Total Return Fund, Inc.; Director (since 2006), First Opportunity Fund, Inc.	4

*	Unless otherwise specified, the Directors’ respective addresses are c/o Boulder Growth & Income Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.
†	Includes the Fund, The Denali Fund Inc., Boulder Total Return Fund, Inc., and First Opportunity Fund, Inc.
**	Ms. Ciciora and Mr. Horejsi each are an “interested person” as a result of the extent of their beneficial ownership of Fund shares and by virtue of their indirect beneficial ownership of BIA and FAS.

The names of the executive officers of the Fund are listed in the table below. Each officer was elected to office by the Board at a meeting held on February 9, 2009. This table shows certain additional information. Each officer will hold such office until a successor has been elected by the Board of Directors of the Fund.

Position, Length of
Name,	Term Served,	Principal Occupation(s) and Other Directorships
Address*, Age	and Term of Office	held During the Past Five Years
Stephen C. Miller Age: 57	President of the Fund since 2002. Director of the Fund from 2002 through 2004. Appointed annually.

President and General Counsel (since 1999), Boulder Investment Advisers, LLC; Manager (since 1999), Fund Administrative Services LLC; Vice President (since 1998), Stewart Investment Advisers; President (since 1999) and Director (1999-2004), Boulder Total Return Fund, Inc.; President (since 2003) and Director and Chairman (2003), First Opportunity Fund, Inc.; President (since 2007), The Denali Fund Inc.; officer of various other entities affiliated with the Horejsi family; Of Counsel (since 1991), Krassa & Miller, LLC.

Carl D. Johns Age: 46	Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer of the Fund since 2002. Appointed annually.

Vice President and Treasurer (since 1999), Boulder Investment Advisers, LLC; Assistant Manager (since 1999), Fund Administrative Services LLC; Vice President, Chief Financial Officer and Chief Accounting Officer (since 1999), Boulder Total Return Fund, Inc.; Vice President, Chief Financial Officer and Chief Accounting Officer (since 2003), First Opportunity Fund, Inc.; Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer (since 2007), The Denali Fund Inc.

Joel L. Terwilliger Age: 41	Chief Compliance Officer of the Fund since 2007. Appointed annually.

Associate General Counsel (since 2006) and Chief Compliance Officer (since 2007), Boulder Investment Advisers, LLC, Stewart Investment Advisers, Fund Administrative Services LLC, Boulder Total Return Fund, Inc., First Opportunity Fund, Inc.; Chief Compliance Officer (since 2007), The Denali Fund Inc.; Senior Associate/ Managing Counsel (2002-2006), Great-West Life & Annuity Insurance Company.

Position, Length of
Name,	Term Served,	Principal Occupation(s) and Other Directorships
Address*, Age	and Term of Office	held During the Past Five Years
Stephanie J. Kelley Age: 53	Secretary since 2002. Appointed annually.

Secretary (since 2000), Boulder Total Return Fund, Inc.; Secretary (since 2003), First Opportunity Fund, Inc.; Secretary (since 2007), The Denali Fund Inc.; Assistant Secretary and Assistant Treasurer of various other entities affiliated with the Horejsi family; Employee (since 1999), Fund Administrative Services LLC.

Nicole L. Murphey Age: 32	Vice President (since 2008) and Assistant Secretary since 2002. Appointed Annually.

Vice President (since 2008) and Assistant Secretary (since 2000), Boulder Total Return Fund, Inc.; Vice President (since 2008) and Assistant Secretary (since 2003), First Opportunity Fund, Inc.; Vice President (since 2008) and Assistant Secretary (since 2007), The Denali Fund, Inc.; Employee (since 1999), Fund Administrative Services LLC.

*	Unless otherwise specified, the Officers’ respective addresses are c/o Boulder Growth & Income Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

The Fund’s president has certified to the New York Stock Exchange that, as of November 30, 2009, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the Securities and Exchange Commission on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by rule 30a-2(3) under the Investment Company Act.

NOTES
November 30, 2009

BOULDER GROWTH & INCOME FUND, INC.

Directors	Richard I. Barr
Susan L. Ciciora
John S. Horejsi
Dr. Dean L. Jacobson
Joel W. Looney

Co-Investment	Stewart Investment Advisers
Advisers	Boulder Investment Advisers, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	Fund Administrative Services, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Custodian	Bank of New York Mellon
One Wall Street
New York, NY 10286

Stock Transfer Agent	PNC Global Investment Servicing
P.O. Box 43027
Providence, RI 02940-3027

Independent	Deloitte & Touche LLP
Registered Public	555 17th Street, Suite 3600
Accounting Firm	Denver, CO 80202

Legal Counsel	Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Twenty-Fifth Floor
Los Angeles, CA 90071

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

www.boulderfunds.net

BOULDER GROWTH & INCOME FUND, INC.

P.O. Box 43027
Providence, RI 02940-3027

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Boulder Growth & Income Fund, Inc. (the “Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. During the period covered by this report, there were no material changes made to provisions of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with this N-CSR under Item 12(a).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Directors has determined that Joel W. Looney is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by the Securities and Exchange Commission.

Item 4. Principal Accountant Fees and Services.

(a)         Audit Fees — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $27,350 and $27,000 for the fiscal years ended November 30, 2008 and November 30, 2009, respectively.

(b)        Audit-Related Fees — The aggregate fees billed to the Registrant for the fiscal last two years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in AUDIT FEES were $0 and $0 for the fiscal years ended November 30, 2008 and November 30, 2009, respectively.

(c)         Tax Fees — The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Fund’s tax returns, excise tax returns, December dividend calculations and Maryland Property Tax returns were $7,250 and $7,250 for the fiscal years ended November 30, 2008 and November 30, 2009, respectively.

(d)        All Other Fees — The aggregate fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in (a) through (c) of  this Item were $5,000 and $5,000 for the fiscal years ended November 30, 2008 and November 30, 2009, respectively. These fees pertained to agreed-upon procedures reports related to the Fund’s Auction Market Preferred Shares.

(e)         (1)  The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2)   There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)           None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended November 30, 2009 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)        Not applicable.

(h)        Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant has an audit committee which was established by the Board of Directors of the Fund in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The members of the Registrant’s audit committee are Dr. Dean L. Jacobson, Richard I. Barr, and Joel W. Looney.

Item 6. Investments.

The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Boulder Total Return Fund, Inc.

Boulder Growth & Income Fund, Inc.

The Denali Fund Inc.

Proxy Voting Procedures

The Board of Directors of the Boulder Total Return Fund, Inc., Boulder Growth & Income Fund, Inc. and The Denali Fund Inc. (collectively, the “Funds”) hereby adopt the following policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (collectively, the “Voting Policies”).

1.                                       Policy.  It is the policy of each of the Boards of Directors of the Funds (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Boulder Investment Advisers, L.L.C. (the “Adviser”) as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight.(1)  The voting of proxies is an integral part of the investment management services that the Adviser provides pursuant to the advisory contract.  Proxy voting policies and procedures are required by Rule 206 (4)-6 of the Investment Advisers Act of 1940, and became effective August 6, 2003.

2.                                       Fiduciary Duty.  The right to vote a proxy with respect to portfolio securities held by the Funds is a significant asset of the Fund.  The Adviser, to which authority to vote on behalf of the Funds is delegated, exercises this voting responsibility as a fiduciary, and votes proxies in a manner consistent with the best interest of the Funds and its shareholders, and with the goal of maximizing the value of the Funds and the shareholders’ investments.

3.                                       Procedures.  The following are the procedures adopted by the Board for the administration of this policy:

a.               Review of Adviser Proxy Voting Procedures.  The Adviser, with advice and counsel from the Board, shall present to the Board its policies, procedures and other guideline for voting proxies at least annually (the “Voting Guidelines”), and must notify the Board promptly of any material changes.  In accordance with the foregoing, the Adviser has developed the Voting Guidelines which are attached hereto as Exhibit A.

b.              Voting Record Reporting.  No less than annually, the Adviser shall report to the Board a record of each proxy voted with respect to portfolio securities of the Funds during the respective year.  With respect to those proxies the Adviser has identified as involving a conflict of interest(2), the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

4.                                       Revocation.  The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.  This disclosure shall be included in any registration statement filed on behalf of the Funds after July 1, 2003.

5.                                       Annual Filing.  The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.  The Fund must file the complete proxy voting record on an annual basis on

(1) This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.

(2) As it is used in this document, the term “conflict of interest” refers to a situation in which the Adviser or affiliated persons of the adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Funds which compromises the Adviser’s independence of judgment and action with respect to the voting of the proxy.

Voting Policies and Procedures

this form.  Form N-PX must contain complete proxy voting records for the 12 month period stated above, and must be signed on behalf of the Fund by the principal executive officers.  This form must provide the following information:

1.         Name of the issuer of the portfolio security

2.         Exchange ticker symbol

3.         CUSIP #

4.         Shareholder meeting date

5.         Brief indication of the matter voted on

6.         Whether matter was proposed by the issuer or by a security holder

7.         Whether the Fund cast its vote on the matter

8.         How the Fund cast its vote

9.         Whether the Fund cast its vote for or against management

6.                                      Disclosures.

a.              The Fund shall include in any future registration statement:

 i.                        A description of the Voting Policies and the Voting Guidelines(3); and

ii.                        A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.(4)

b.             The Fund shall include in its Annual and Semi-Annual Reports to shareholders:

 i.                        A statement disclosing that the Voting Policies and Voting Guidelines are available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; and on the SEC website.(5)

ii.                        A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.(6)

7.                                      Recordkeeping Requirements.  SEC Rule 204-2, as amended, requires advisers to retain:

1.         Proxy voting policies and procedures

2.         Proxy statements received regarding client securities

3.         Records of votes cast on behalf of clients

4.         Records of written client requests

5.         Any documents prepared by the adviser material to making a decision how to vote, or that memorialized the basis for the decision.

8.                                      Review of Policy.  At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

(3) This disclosure is included in all  registration statements filed on behalf of the Funds after July 1, 2003.

(4) This disclosure is included in all registration statements filed on behalf of the Funds after August 31, 2004.

(5) This disclosure is included in all reports filed on behalf of the Funds after July 1, 2003.

(6) This disclosure is included in all reports filed on behalf of the Funds after August 31, 2004.

2

EXHIBIT  A — VOTING GUIDLINES

The Funds’ and Advisors’ proxy voting principles are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

Category	Guideline	Voting

BOARD OF DIRECTOR ISSUES

The board of directors’ primary role is to protect the interests of all shareholders. Key functions of the board are to approve the direction of corporate strategy, ensure succession of management and evaluate performance of the corporation as well as senior management. The board is accountable to shareholders, and must operate independently from management.

Routine Elections	Generally we will vote with management’s recommendation	Generally FOR

Board Classification

Generally we are opposed to entrenchment mechanisms and will vote against proposals to classify a board. We prefer annual election of directors in order that shareholders have more power to replace directors deemed to not be acting in the shareholders’ interest.

Generally AGAINST

Independence of Directors

The majority of board members should be independent from the corporation, management or a majority shareholder. An independent member should not be a former employee of the company or a representative of a key supplier to or a key client of the company.

We will generally support boards that have a majority of board members classified as independent.

Director Indemnification	Mandatory indemnification of directors and officers is necessary to attract quality candidates.	Generally FOR

Director Attendance	Board membership requires a significant amount of time in order for responsibilities to be executed, and attendance at Board and Committee meetings is noted.	We look for attendance records to be in the 75% participation range.

Term Limits	We are more concerned with the performance of directors and not with the term limits	Generally AGAINST but will look at on a case-by-case basis.

Separation of Chair and CEO	In most cases it is advisable for there to be a separation between the CEO and the Chair to enhance separation of management interests and shareholders.

In most cases we would support a recommendation to separate the Chair from the CEO. Lead directors are considered acceptable, and in this situation an independent Corporate Governance committee must also be in place.

Committees of the Board	Audit, Compensation, Governance and Nominating committees are the most significant committees of the board.

We support the establishment of these committees, however independent director membership on these committees is the primary concern. Two-thirds independent membership is satisfactory, provided that the chair of each committee is independent.

Audit Process	The members of an audit committee should be independent directors, and the auditor must also be independent. The auditor should report directly to the Audit	We will generally support the choice of auditors recommended by the Audit

Voting Policies and Procedures

Category	Guideline	Voting

	committee and not to management.	Committee. In the event that the auditor supplies other services for a fee other than the audit, each situation will be reviewed on a case-by-case basis.

VOTING AND ENTRENCHMENT ISSUES

Shareholder Right to Call Special Meeting		Generally FOR

Shareholder Right to Act by Written Consent		Generally FOR

Cumulative Voting	Our experience has been that cumulative voting is generally proposed by large shareholders who may wish to exert undue influence on the board.	Generally AGAINST, although we may consider if the board has been unresponsive to shareholders.

Confidentiality of Shareholder Voting	Like any other electoral system, the voting at annual and special meetings should be confidential and free from any potential coercion and/or impropriety.	We will support any proposals to introduce or maintain confidential voting.

Size of Board of Directors	Generally boards should be comprised of a minimum of seven to a maximum of fifteen. However the complexity of the company has an impact on required board size.	The independence of the board is a greater concern than the number of members. However should a change in board size be proposed as potentially an anti-takeover measure we would vote against.

COMPENSATION ISSUES

Director Compensation

Directors should be compensated fairly for the time and expertise they devote on behalf of shareholders. We favor directors personally owning shares in the corporation, and that they receive a substantial portion of their remuneration in the form of shares.

We support recommendations where a portion of the remuneration is to be in the form of common stock. We do not support options for directors, and do not support retirement bonuses or benefits for directors.

MANAGEMENT COMPENSATION

Compensation plans for executives should be designed to attract and retain the right people with exceptional skills to manage the company successfully long-term. These plans should be competitive within the company’s respective industry without being excessive and should attempt to align the executive’s interests with the long-term interest of shareholders.

Executive compensation will be considered on a case-by-case basis.

Stock Options and Incentive Compensation Plans

Compensation plans should be designed to reward good performance of executives. They should also encourage management to own stock so as to align their financial interests with those of the shareholders. It is important that these plans are disclosed to the shareholders in detail for their approval.

We will not support plans with options priced below current market value or the lowering of the exercise price on any previously granted options. We will not support any plan amendment that is not

Category	Guideline	Voting

capped or that results in anything but negligible dilution. We believe that shareholders should have a say in all aspects of option plans and therefore will not support omnibus stock option plans or plans where the Board is given discretion to set the terms. Plans will be considered on a case-by-case basis.

Adopt/Amend Employee Stock Purchase Plans		Considered on a case-by-case basis.

Golden Parachutes

Although we believe that “golden parachutes” may be a good way to attract, retain and encourage objectivity of qualified executives by providing financial security in the case of a change in the structure or control of a company, golden parachutes can be excessive.

Generally opposed but will consider on a case-by-case basis.

Require Shareholder Approval of Golden Parachutes		Generally FOR

TAKEOVER PROTECTIONS

Some companies adopt shareholder rights plans that incorporate anti-takeover measures, which may include: poison pills, crown jewel defense, payment of greenmail, going private transactions, leveraged buyouts, lock-up arrangements, Fair price amendments, Re-incorporation. Rights plans should be designed to ensure that all shareholders are treated equally in the event there is a change in control of a company. These plans should also provide the Board with sufficient time to ensure that the appropriate course of action is chosen to ensure shareholder interests have been protected. However, many shareholder rights plans can be used to prevent bids that might in fact be in the shareholders best interests. Depending on their contents, these plans may also adversely influence current share prices and long-term shareholder value.

We will review each situation on a case-by-case basis. We will generally support proposals that protect the rights and share value of shareholders.

Dual Class Shares

It is not unusual for certain classes of shares to have more than one vote per share. This is referred to as a dual class share structure and can result in a minority of shareholders having the ability to make decisions that may not be in the best interests of the majority of shareholders.

Generally AGAINST.

Super-Majority Voting Provisions

Super-majority voting (e.g., 67% of votes cast or a majority of outstanding shares), although fairly common, can, from a practical point of view, be difficult to obtain, and essentially are a bar from effective challenges to entrenched management, regardless of performance or popularity. A very high requirement can be unwieldy and therefore not in the best interest of the majority of shareholders.

Generally AGAINST. We will generally oppose proposals for voting requirements that are greater than a majority of votes cast. That said, we will review supermajority proposals on a case-by-case basis.

Category	Guideline	Voting

Issuance of Authorized Shares		Generally FOR

Issuance of Unlimited or Additional Shares

Corporations may increase their authorized number of shares in order to implement a stock split, to support an acquisition or restructuring plan, to use in a stock option plan or to implement an anti-takeover plan. Shareholders should approve of the specific business need for the increase in the number of shares and should understand that the issuance of new shares can have a significant effect on the value of existing shares.

Generally AGAINST. We will generally oppose proposals to increase the number of authorized shares to “unlimited”, but will consider any proposals to increase the number of authorized shares on a case-by-case basis for a valid business purpose.

Shareholder Proposals

Shareholders should have the opportunity to raise their concerns or issues to company management, the board and other shareholders. As long as these proposals deal with appropriate issues and are not for the purposes of airing personal grievances or to obtain publicity, they should be included on the proxy ballot for consideration.

Shareholder proposals will be reviewed on a case-by-case basis.

OTHER MATTERS

Stock Repurchase Plans		Generally FOR

Stock Splits		Generally FOR

Require Shareholder Approval to issue Preferred Stock		Generally FOR

Corporate Loans to Employees

Corporate loans, or the guaranteeing of loans, to enable employees to purchase company stock or options should be avoided. These types of loans can be risky if the company stock declines or the employee is terminated.

Generally AGAINST.

Blank-cheque Preferred Shares

The authorization of blank-cheque preferred shares gives the board of directors’ complete discretion to fix voting, dividend, conversion and other rights and privileges. Once these shares have been authorized, the shareholders have no authority to determine how or when they will be allocated. There may be valid business reasons for the issuance of these shares but the potential for abuse outweighs the benefits.

Generally AGAINST.

Dated:  October 26, 2007

Item 8.           Portfolio Managers of Closed-End Management Investment Companies.

Stewart R. Horejsi together with Carl D. Johns, the Fund’s Vice President and Treasurer, are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s assets. Together, they are responsible for the Fund’s asset allocation and stock selection and for the research thereof; they are also responsible for managing the Fund’s cash and short-term investments. Messrs. Horejsi and Johns are referred to herein as the “Portfolio Managers”.  Boulder Investment Advisers, LLC (“BIA”) and Stewart West Indies Trading Company, Ltd. d/b/a Stewart Investment Advisers (“SIA”) act as co-advisers to the Fund and are collectively referred to as the “Advisers”.   The Portfolio Managers act as the portfolio managers with respect to the Fund and two other registered investment companies, the Boulder Total Return Fund, Inc. (“BTF”) and The Denali Fund Inc. (“DNY”). As of November 30, 2009, BTF and DNY had total assets, including leverage, of approximately $262.6 million and $107.6 million, respectively. Mr. Horejsi also acts as a financial consultant to other private trusts and entities associated with the Horejsi family (collectively, the “Horejsi Affiliates”) and consults with respect to their portfolios of equities having an aggregate value of approximately $642.8 million as of December 31, 2009. Mr. Horejsi has been the financial and investment adviser for the Horejsi Affiliates since 1982 and the senior investment manager for BIA and SIA since 1999.  Mr. Johns has been the Vice President and Treasurer of BIA since 1999, Assistant Manager of Fund Administrative Services, LLC since 1999, Chief Accounting Officer, Vice President, and Treasurer of the Fund since 2002, of BTF since 1999, of First Opportunity Fund, Inc. since 2003, and of DNY since October 2007.

The Portfolio Managers are compensated with fixed salaries which are established based on a number of considerations, including, among others, job and portfolio performance, industry compensation and comparables, general economic conditions, and years of experience and service with the Advisers. The Portfolio Managers are reviewed from time to time and their salaries may be adjusted based on their recent and long-term job performance and cost of living increases. Generally, the Portfolio Managers do not receive bonuses.

Conflicts of interest may arise in connection with the Portfolio Managers’ management of the Fund’s investments. This is because the Portfolio Managers also serve as portfolio managers to BTF and DNY.  Additionally, Mr. Horejsi consults with respect to a substantial portfolio of securities for the Horejsi Affiliates. From time to time, securities may meet the investment objectives of the Fund, BTF, DNY and the Horejsi Affiliates. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments that each fund or account presently has in a particular industry and the availability of investment funds in each fund or account. It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or accounts managed by the Advisers or the Horejsi Affiliates seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. However, with respect to the assets of the Horejsi Affiliates may be advised from time to time by Mr. Horejsi, the Horejsi Affiliates have consented to allow the funds managed by the Advisers to complete the entirety of their transactions in any particular security before the Horejsi Affiliates will be allowed to transact in such security, thus giving the funds managed by the Advisers the first opportunity to trade in a particular security. The Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Advisers decide to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other funds managed by the Advisers may have the same or similar investment objectives and policies as the Fund, their respective portfolios do not generally consist of the same investments as the Fund and their respective performance results are likely to differ from those of the Fund.

Mr. Horejsi does not directly own any shares of the Fund. However, the Ernest Horejsi Trust No. 1B (the “Ernest Trust”), which has engaged Mr. Horejsi as a financial consultant and of which Mr. Horejsi is a discretionary beneficiary, holds 5,844,323 shares of the Fund as of November 30, 2009.  Accordingly, Mr. Horejsi may be deemed to have indirect beneficial ownership of such shares which have a dollar range in excess of $1 million. Mr. Johns holds between $100,001 and $500,000 of the shares of the Fund as of December 31, 2009.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within  90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)          Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)          Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)          Not applicable.

(b)                       Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BOULDER GROWTH & INCOME FUND, INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date:	February 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date:	February 5, 2010

By (Signature and Title)	/s/ Carl D. Johns
Carl D. Johns, Vice President and Treasurer (Principal Financial Officer)

Date:	February 5, 2010